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                                                                   EXHIBIT 10.12

                      AMENDMENT TO TRANSACTION DOCUMENTS

         THIS AMENDMENT (referred to herein as this "Amendment"), dated as of November 16, 1999, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                    RECITALS:

     A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998, an Amendment to Transaction Documents dated as of June 15, 1998, an Amendment to Transaction Documents dated as of September 10, 1998 and a Consent and Amendment to Transaction Documents dated as of December 10, 1998.

         B. The parties hereto desire to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. LOANS, ADVANCES AND INVESTMENTS.

(a) Section 7.05 of each Credit Facility is amended by (i) relettering existing clauses (k) and (l) as clauses (l) and (m) and (ii) by inserting the following new clause (k):

         (k) Equity investment of up to [pound]3,500,000 in The Money Channel;

SECTION 2. EFFECTIVENESS AND EFFECT, ETC.

         (a) EFFECTIVENESS. This Amendment shall become effective on the date when Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement.

         (b) EFFECT. The Revolving Credit Agreement and the Note Backup Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be






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in full force and effect, and are hereby in all respects ratified and confirmed.
Except to the extent expressly set forth herein, the execution delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.


SECTION 3. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                           PRIMARK CORPORATION


                           By /s/ Stephen H. Curran
                              --------------------------------------------------
                              Name: Stephen H. Curran
                              Title:  EVP & CFO




                           MELLON BANK, N.A.,
                           Individually and as Agent under each
                           Credit Facility



                           By /s/ R.Jane Westrich
                              --------------------------------------------------
                              R. Jane Westrich
                              Vice President



CONSENTED AND AGREED:

BANKBOSTON, N.A.

By /s/ Jorge A. Schwarz
   --------------------------------
   Title: Director



NATIONSBANK, N.A.


By /s/ Michael R. Heredia
   --------------------------------
   Title: Managing Director



THE CHASE MANHATTAN BANK

By /s/ Robert Dellatorre
   --------------------------------
   Title: Asst. Vice President






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FIRST AMERICAN NATIONAL BANK

By /s/ Hope Stewart
   --------------------------------
   Title:



WACHOVIA BANK, N.A.


By /s/ John Rafferty
   --------------------------------
   Title: SVP



FLEET NATIONAL BANK


By /s/ Deanne Horn
   --------------------------------
   Title: Vice President




THE HUNTINGTON NATIONAL BANK


By /s/ Robert Friend
   --------------------------------
   Title: Vice President




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                  AMENDMENT TO TRANSACTION DOCUMENTS AND WAIVER



     THIS AMENDMENT TO TRANSACTION DOCUMENTS AND WAIVER (referred to herein as this "Amendment"), dated as of December 31, 1999, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                   RECITALS:

         A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time, the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998, an Amendment to Transaction Documents dated as of June 15, 1998, an Amendment to Credit Facilities dated as of September 10, 1998, a Consent and Amendment to Transaction Documents dated as of December 10, 1998 and an Amendment to Transaction Documents dated as of November 16, 1999.

         B. The parties hereto desire to provide for the consent of the Required Lenders to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Credit Facilities.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. CERTAIN AMENDMENTS TO THE CREDIT FACILITIES.

(a) AMENDMENTS RELATING TO SCORELAB STOCK OPTIONS.

(i) Section 7.05 of each of the Revolving Credit Agreement and the Note Backup Agreement is amended by relettering subsections (l) and (m) as subsections (m) and (n), and by adding the following new subsection (l):

                  (l) Ownership of Shares of Capital Stock of, and capital contributions, loans and Advances to, Scorelab, Inc. so long as Primark and its Wholly-Owned Subsidiaries own 85% or more the Shares of Capital Stock of Scorelab, Inc.

(ii) Section 7.06 of each of the Revolving Credit Agreement and the Note Backup Agreement is amended by (A) deleting the "and" at the end of subsection (b), (B) deleting the period and substituting a semi-colon at the end of subsection (c) and (C) adding the following new subsection (d):

                  (d) Scorelab, Inc. may (i) issue to employees up to 15% of its Shares of Capital Stock on a fully diluted basis pursuant to options granted pursuant to the Scorelab Stock Option Plan, (ii) repurchase such shares of Capital Stock from such employees to the extent required by the Scorelab Stockholders' Agreements and (iii) so long as no Event of Default or Potential Default shall exist on the date of such repurchase, or immediately thereafter and after giving effect thereto, repurchase such Shares of Capital Stock from such employees to the extent permitted by the Scorelab Stockholders' Agreements.





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(iii) Section 7.09 of each of the Revolving Credit Agreement and the Note Backup
Agreement is amended by relettering subsection (g) as subsection (h) and by adding the following new subsection (g)

                  (g) Issuance of stock options by Scorelab, Inc. for up to 15% of its Shares of Capital Stock on a fully diluted basis pursuant to the Scorelab Stock Option Plan, issuance of Shares of Capital Stock by Scorelab, Inc. pursuant to such options and repurchase of Shares of Capital Stock of Scorelab, Inc. to the extent permitted by Section 7.06.

(iv) The following new definitions are added to Annex A to each of the Revolving Credit Agreement and the Note Backup Agreement

         "Scorelab Stock Option Plan" shall mean the 1999 Scorelab Stock Option Plan as in effect on the date hereof.

         "Scorelab Stockholders' Agreement" shall mean stockholders agreements between Scorelab and a Person acquiring Shares of Capital Stock of Scorelab pursuant to the Scorelab Stock Option Plan in the form attached to the Scorelab Stock Option Plan.

(b) EVERGREEN LETTERS OF CREDIT. Section 3.01(b) of the Revolving Credit Agreement is deleted and the following is substituted:

                  (b) TERMS OF LETTERS OF CREDIT. The Borrower shall not request any Letter of Credit to be issued, nor shall the Issuing Banks be obligated to issue any Letter of Credit, except within the following limitations: each Letter of Credit (i) shall have an expiration date no later than the earlier of (A) 12 months after the date of issuance thereof, or (B) ten days before the Revolving Credit Maturity Date,
         (ii) shall be denominated in Dollars, (iii) shall be payable only against sight drafts (and not time drafts), and (iv) shall be in a minimum stated amount of $50,000. Letter of Credit Exposure with respect to evergreen Letters of Credit shall not exceed $1,500,000 in the aggregate at any time.

SECTION 2. WAIVER OF CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The Lenders hereby waive compliance with the requirements of Section 7.01(b) of each Credit Facility at December 31, 1999, PROVIDED, the foregoing waiver will be effective only if the Consolidated Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ending on December 31, 1999 shall not be less than
1.0 to 1.

SECTION 3. EFFECTIVENESS AND EFFECT, ETC.

(a) EFFECTIVENESS. This Amendment shall become effective as of December 31, 1999, on the date (the "Effective Date") when each of the following conditions has been satisfied:

                  (i) Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement and as Collateral Agent, shall have received counterparts hereof duly executed by the Borrower, by each of the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement.

                  (ii) The Borrower shall have paid to the Agent, for the account of each Lender that executes and delivers a copy of this Amendment, an amendment and waiver fee equal to .05% of such Lender's Revolving Credit Committed Amount under the Revolving Credit Agreement as in effect on January 1, 2000.

In the event that the Effective Date occurs, the Agent shall promptly notify each of the Lenders of such fact.

(b) EFFECT. The Revolving Credit Agreement, the Note Backup Agreement, the Collateral Agency Agreement and the Borrower Pledge Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be in full force and effect, and are hereby in all respects ratified and confirmed. Except to



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the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.

SECTION 4. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]












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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                           PRIMARK CORPORATION


                           By
                              --------------------------------------------------
                              Name: Stephen H. Curran
                              Title:  EVP & CFO




                           MELLON BANK, N.A.,
                           individually and as Agent under each
                           Credit Facility



                           By
                              --------------------------------------------------
                              R. Jane Westrich
                              Vice President



CONSENTED AND AGREED:

BANKBOSTON, N.A.

By
   --------------------------------
   Title:



BANK OF AMERICA, N.A.


By
   --------------------------------
   Title:



THE CHASE MANHATTAN BANK

By
   --------------------------------
   Title:



FIRST AMERICAN NATIONAL BANK

By
   --------------------------------
   Title:



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WACHOVIA BANK, N.A.


By
   --------------------------------
   Title:



FLEET NATIONAL BANK


By
   --------------------------------
   Title:




THE HUNTINGTON NATIONAL BANK


By
   --------------------------------
   Title:



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